UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 1, 2006

Infe - Human Resources, Inc.

______________________________________________________________________________

(Exact name of registrant as specified in its chapter)

   Nevada                                     000-27347                                 77-0481056

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

67 Wall Street, 22nd Floor, New York, NY 10005-3198

(Address of Principal Executive Offices Including Zip Code)

Registrant's telephone number, including area code: (212) 859-3466

______________________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry into a Material Definitive Agreement

On June 1, 2006, Infe-Human Resources, Inc., through its wholly-owned subsidiary, Infe-Human Resources-Unity, Inc. (the “Buyer”), and Cosmo Temp, Inc. a New Jersey corporation and Mazel Temp, Inc. a New York corporation (“Sellers”) entered into an Asset Purchase Agreement for the purchase by Buyer of the Sellers’ business assets, including clients, office furniture and equipment, business premises, telephone numbers, trade names, intangible assets, goodwill, marketing and  promotional materials.  The Buyer did not agree to assume any liabilities.

The Agreement provides for a base purchase price of one million two hundred eighty three thousand five hundred and eighty dollars ($1,283,580) and a contingent purchase price of an additional Two Hundred and Sixteen Thousand Four Hundred and Twenty Dollars ($216,420) to be paid over a two year earn out period to bring the total purchase price to One Million Five Hundred Thousand Dollars ($1,500,000).  The Agreement provides for an additional contingent purchase price such that in the event that certain cumulative Consolidated Gross Profit milestones are reached over a two year period, there is a potential earn out of a contingent additional amount such that the total purchase price could not exceed Two Million Dollars ($2,000,000).

The purchase price is to be paid as follows:  Nine Hundred and Fifty Thousand Dollars ($950,000) at Closing and a one year convertible promissory note for the remaining Three Hundred and Thirty Three Thousand Five Hundred and Eighty Dollars ($333,580) payable in four (4) quarterly installments of Eighty Three Thousand, Three Hundred and Ninety Five ($83,395) each.  One half of the additional contingent earn out price is payable at the end of each of the two (2) year earn out periods, the amount of which will be calculated based on the Consolidated Gross Profit for the trailing twelve month period.

In addition, Buyer agreed to pay Sellers, as additional consideration, one hundred percent (100%) of the EBITDA of a new business segment represented by a new client of Sellers, up to a maximum of Two Hundred and Fifty Thousand Dollars ($250,000).  Such payments are to be paid monthly starting sixty (60) days from Closing.

The agreement provides that One Hundred Thousand (100,000) shares of common stock of Infe-Human Resources, Inc. be held in escrow and released to the Sellers as additional purchase price on the date when the promissory note is paid and satisfied in full.

As part of the transaction, the Buyer has agreed to enter into an employment agreement with Ludin Pierre, President and sole shareholder of the Sellers, for a term of two years.  Mr. Pierre has agreed to a non-competition and non-solicitation agreement for a period of two (2) years following the termination of the employment agreement.  In addition, as part of the transaction, the Buyer has agreed to enter into a Lease agreement with Ludin Pierre, President and sole shareholder of the Sellers, for the business premises, for a period of three (3) years with three one (1) year renewal options.

The Sellers are employee staffing companies.  Prior to entry into the Agreement there was no material relationship between the Buyer or Sellers or any of their officers or directors.

Item 2.01:  Completion of Acquisition or Disposition of Assets.

On June 1, 2006, Infe-Human Resources, Inc., through its wholly-owned subsidiary, Infe-Human Resources-Unity, Inc. (the “Buyer”), and Cosmo Temp, Inc. a New Jersey corporation and Mazel Temp, Inc. a New York corporation (“Sellers”) completed and closed an Asset Purchase Agreement for the purchase by Buyer of the Sellers’ business assets, including clients, office furniture and equipment, business premises, telephone numbers, trade names, intangible assets, goodwill, marketing and  promotional materials.  The Buyer did not agree to assume any liabilities.

The Agreement provides for a base purchase price of one million two hundred eighty three thousand five hundred and eighty dollars ($1,283,580) and a contingent purchase price of an additional Two Hundred and Sixteen Thousand Four Hundred and Twenty Dollars ($216,420) to be paid over a two year earn out period to bring the total purchase price to One Million Five Hundred Thousand Dollars ($1,500,000).  The Agreement provides for an additional contingent purchase price such that in the event that certain cumulative Consolidated Gross Profit milestones are reached over a two year period, there is a potential earn out of a contingent additional amount such that the total purchase price could not exceed Two Million Dollars ($2,000,000).

The purchase price is to be paid as follows:  Nine Hundred and Fifty Thousand Dollars ($950,000) at Closing and a one year convertible promissory note for the remaining Three Hundred and Thirty Three Thousand Five Hundred and Eighty Dollars ($333,580) payable in four (4) quarterly installments of Eighty Three Thousand, Three Hundred and Ninety Five ($83,395) each.  One half of the additional contingent earn out price is payable at the end of each of the two (2) year earn out periods, the amount of which will be calculated based on the Consolidated Gross Profit for the trailing twelve month period.

In addition, Buyer agreed to pay Sellers, as additional consideration, one hundred percent (100%) of the EBITDA of a new business segment represented by a new client of Sellers, up to a maximum of Two Hundred and Fifty Thousand Dollars ($250,000).  Such payments are to be paid monthly starting sixty (60) days from Closing.

The agreement provides that One Hundred Thousand (100,000) shares of common stock of Infe-Human Resources, Inc. be held in escrow and released to the Sellers as additional purchase price on the date when the promissory note is paid and satisfied in full.

As part of the transaction, the Buyer has agreed to enter into an employment agreement with Ludin Pierre, President and sole shareholder of the Sellers, for a term of two years.  Mr. Pierre has agreed to a non-competition and non-solicitation agreement for a period of two (2) years following the termination of the employment agreement.  In addition, as part of the transaction, the Buyer has agreed to enter into a Lease agreement with Ludin Pierre, President and sole shareholder of the Sellers, for the business premises, for a period of three (3) years with three one (1) year renewal options.

The promissory note was personally guaranteed by Arthur Viola, President and CEO of Infe Human Resources, Inc.  At the Closing the Buyer granted the Sellers a security interest in all of the purchase assets sold to Buyer by Sellers, and the accounts receivables generated by Buyer after closing as security for payment of the promissory note.  In addition, as additional security Infe Human Resources, Inc. executed a Stock Pledge Agreement pledging two hundred thousand (200,000) shares of common stock as security for payment of the promissory note.

The Sellers are employee staffing companies.  Prior to entry into the Agreement there was no material relationship between the Buyer or Sellers or any of their officers or directors.

A copy of the Asset Purchase Agreement, including convertible promissory note, Employment Agreement and Lease Agreement are filed with this Report as Exhibit 2.01, 10.01 and 10.02 respectively and are incorporated in this Item 2.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

It is impracticable at this time for the Registrant to file the financial statements required to be filed with this Current Report on Form 8-K.  Any required financial statements shall be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b)  Pro Forma Financial Information.

It is impracticable at this time for the Registrant to file the pro forma financial information required to be filed with this Current Report on Form 8-K.  Any required pro forma financial information will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(c)  Exhibits.

2.01-- Asset Purchase Agreement dated June 1, 2006 between Infe-Human Resources -Unity, Inc., and Cosmo Temp, Inc. and Mazel Temp, Inc.

10.01-- Employment Agreement dated June 1, 2006 between Infe-Human Resources - Unity, Inc., and Ludin Pierre.

10.02-- Lease Agreement between Ludin Pierre as Landlord and Infe-Human Resources - Unity, Inc. as Tenant dated June 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infe-Human Resources of New York, Inc.

Date: June 1, 2006

By: /s/Arthur Viola

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Name:    Arthur Viola

Title:   Chief Executive Officer,

Sole Director and Principal

Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

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2.01

Asset Purchase Agreement dated June 1, 2006 between Infe-Human Resources-Unity, Inc., and Cosmo Temp, Inc. and Mazel Temp, Inc.

10.01

Employment Agreement dated June 1, 2006 between Infe-Human Resources - Unity, Inc., and Ludin Pierre.

10.02

Lease Agreement between Ludin Pierre as Landlord and Infe-Human Resources - Unity, Inc. as Tenant dated June 1, 2006

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